UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2013

WILD CRAZE, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53161	37-1458557
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

17 State St., 22nd Floor

New York, NY 10004

(Address of Principal Executive Offices)

1559 East 38th Street

Brooklyn, New York 11234

(Former name or former address, if changed since last report)

(855) 639-9453
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2013, (the “Closing Date”) Wild Craze, Inc. (the “Company”) consummated an asset purchase agreement (the “Crescent Moon Purchase Agreement”) dated as of November 7, 2012 by and among Crescent Moon Holdings, LLC, a South Carolina limited liability company (“Crescent Moon”) as seller, the Company, as parent, Wild Creations, Inc., a wholly-owned subsidiary of the Company (“Wild Creations”), as buyer, and certain unitholders of Crescent Moon (the “Crescent Moon Unitholders”), pursuant to which Wild Creations acquired certain assets of Crescent Moon. The consideration for the Crescent Moon Purchase Agreement includes the Company’s issuance of an aggregate of 2,000,000 shares of its common stock to the Crescent Moon Unitholders (the “Crescent Moon Shares”) and payment of $100,000 by Wild Creations, Inc. Each of the Crescent Moon Unitholders entered into a lock-up agreement with the Company, pursuant to which such Crescent Moon Unitholders are prohibited from selling, pledging, offering to sell or otherwise disposing of the Crescent Moon Shares prior to the second anniversary of the Closing Date.

Further, also on February 25, 2013, Wild Craze, Inc. (the “Company”) consummated an asset purchase agreement (the “FlipOutz Purchase Agreement”) dated as of November 7, 2012 by and among FlipOutz, LLC, a Delaware limited liability company (“FlipOutz”) as seller, the Company, as parent, Wild Creations, as buyer, and certain unitholders of FlipOutz (the “FlipOutz Unitholders”), pursuant to which Wild Creations acquired certain assets of FlipOutz. The consideration for the FlipOutz Purchase Agreement includes the Company’s issuance of an aggregate of 1,000,000 shares of its common stock to the FlipOutz Unitholders (the “FlipOutz Shares”). Each of the FlipOutz Unitholders entered into a lock-up agreement with the Company, pursuant to which such FlipOutz Unitholders are prohibited from selling, pledging, offering to sell or otherwise disposing of the FlipOutz Shares prior to the second anniversary of the Closing Date.

The descriptions of the Crescent Moon Purchase Agreement and the FlipOutz Purchase Agreement set forth above is qualified in its entirety by reference to the full text of each such agreement filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

The Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act. The transaction did not involve a public offering, no underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment to provide the required pro forma financial information not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description

10.1	Crescent Moon Purchase Agreement, dated as of November 7, 2012 by and among Crescent Moon Holdings, LLC, Wild Craze, Inc., Wild Creations, Inc., and Rhett Power and Peter Gasca
10.2	FlipOutz Purchase Agreement, dated as of November 7, 2012 by and among FlipOutz, LLC, Wild Craze, Inc., Wild Creations, Inc., and Emily Johnson, Robin Johnson, Rhett Power and Peter Gasca

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wild Craze, Inc.

Date: March 4, 2013	By:	/s/ Justin Jarman
	Name:	Justin Jarman
	Title:	Chief Executive Officer